                                                                     Exhibit 3.2


                     RESTATED CERTIFICATE OF INCORPORATION

                                      OF

                           PETRIE STORES CORPORATION

               Under Section 807 of the Business Corporation Law

                           _________________________


       FIRST: The name of the Corporation is Petrie Stores Corporation. The name under which it was formed was Robin Redbreast Hosiery Company, Inc.

       SECOND: The Certificate of Incorporation of the Corporation was filed by the Department of State on August 26, 1932.

       THIRD: The Certificate of Incorporation is amended by this Certificate so as (a) to remove from authorized shares all shares constituting the class of First Preferred Stock and all shares constituting the class of Second Preferred Stock, and to abolish the designation of the class of First Preferred Stock and the class of Second Preferred Stock and all of the relative rights, preferences and limitations pertaining to said shares, and (b) to redesignate Article 5 as
Article 4, Article 6 as Article 5 and Article 7 as Article 6.

       FOURTH: The Certificate of Incorporation of the Corporation, as heretofore amended and as further amended hereby, is restated to read in full as follows:

                          CERTIFICATE OF INCORPORATION

                                       OF

                           PETRIE STORES CORPORATION

              Pursuant to Article Two of the Stock Corporation Law

                             ______________________

       1.  The name of the Corporation is Petrie Stores Corporation.

       2.  The purposes for which the Corporation is formed are:

          (a) To own, lease and operate retail stores for the sale of wearing apparel and other merchandise of every kind.

          (b) To manufacture, acquire, sell or otherwise dispose of, and deal in and with, all kinds of personal property and to render all kinds of related services.

          (c) To acquire, sell or otherwise dispose of, and deal in and with, right or interests in real property.

          (d) To acquire, sell or otherwise dispose of, deal in and with, and grant and obtain licenses in respect of, all kinds of intangible property, including patent rights, inventions, discoveries, formulae and processes, copyrights, trademarks, trade names and designs.

          (e) To borrow or raise money, and to issue securities and other evidences of indebtedness of all kinds and secure their payment by the creation of security interests in any of its property.

          (f)  To acquire, sell or transfer its own securities.

          (g) To lend any of its funds, with or without either security or interest.

          (h) To acquire and to sell or otherwise dispose of (i) any interest in the business or assets of any individual, corporation or other entity, and
(ii) securities and obligations issued or created by any corporation, governmental unit or other entity, and to exercise any rights relating to them.

          (i) To the extent permitted by law, to promote, finance, underwrite or assist, financially or otherwise, and to assume or guarantee the obligations of, any individual, corporation or other entity.

          (j) To carry out any of the foregoing purposes as principal or agent, either alone or in association with others.

          (k)  To carry on any similar lawful business.

       The listing of these purposes is not to imply any limitation on or exclusion of any powers this Corporation may have under New York law now or hereafter in effect.

       3. The aggregate number of shares which may be issued by the Corporation is 4,000,000 shares of Common Stock of the par value of $1 per share.

       4. The office of the Corporation will be in the City, County and State of New York.

       5. The Secretary of State of New York is designated as the agent of the Corporation upon whom process against it may be served. The Secretary of State shall mail a copy of any process against the Corporation which may be served upon him to the Corporation at 45 West 18th Street, New York, New York 10011.

       6. No holder of any shares of any class shall have any preemptive right to purchase any other shares or securities of any class which may at any time be sold or offered for sale by the Corporation.

       FIFTH: This Restated Certificate of Incorporation was duly authorized by the written consent of the holders of all the outstanding shares entitled to vote on an amendment to the Certificate of Incorporation of the Corporation.

       IN WITNESS WHEREOF, this Certificate has been signed this 23rd day of April, 1968.


                         /s/ MILTON J. PETRIE
                         --------------------------------
                             Milton J. Petrie
                               Chairman of the Board
                               and President



                         /s/ DOROTHY FINK STERN
                         --------------------------------
                             Dorothy Fink Stern
                              Secretary

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                           PETRIE STORES CORPORATION

               Under Section 805 of the Business Corporation Law

                             _____________________

          The undersigned, President and Secretary of Petrie Stores Corporation, hereby certify that:

          1. The name of the corporation is PETRIE STORES CORPORATION. The name under which it was formed was Robin Redbreast Hosiery Company, Inc.

          2. The Certificate of Incorporation of the Corporation was filed by the Department of State of New York on August 26, 1932.

          3. Article 3 of the Certificate of Incorporation of the Corporation, relating to the number of authorized shares, is hereby amended to read as follows:

               3. The aggregate number of shares which may be issued by the Corporation is 8,000,000 shares of Common Stock of the par value of $1 per share.

          4. The amendment of the Certificate of Incorporation was authorized by vote of the holders of a majority of all outstanding shares entitled to vote thereon, at a special meeting of shareholders duly called and held for such purpose on January 7, 1970.

          We affirm under the penalty of perjury that the statements in this certificate are true.

Dated:  January 7, 1970


                         /s/ MILTON J. PETRIE
                         --------------------------------
                             Milton J. Petrie
                              President



                         /s/ DOROTHY FINK STERN
                         --------------------------------
                             Dorothy Fink Stern
                              Secretary

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                           PETRIE STORES CORPORATION

               Under Section 805 of the Business Corporation Law

                             ______________________


          The undersigned, President and Secretary of Petrie Stores Corporation, hereby certify that:

          1. The name of the corporation is PETRIE STORES CORPORATION. The name under which it was formed was Robin Redbreast Hosiery Company, Inc.

          2. The Certificate of Incorporation of the Corporation was filed by the Department of State of New York on August 26, 1932.

          3. Article 3 of the Certificate of Incorporation of the Corporation, relating to the number of authorized shares, is hereby amended to read as follows:

               3. The aggregate number of shares which may be issued by the Corporation is 10,000 shares of Common Stock of the par value of $1 per share.

          4. The amendment of the Certificate of Incorporation was authorized by vote of the holders of a majority of all outstanding shares entitled to vote thereon, at the annual meeting of shareholders of the Corporation duly called and held on May 20, 1971.

          We affirm under the penalty of perjury that the statements in this certificate are true.

Dated:  May 20, 1971



                         /s/ MILTON J. PETRIE
                         --------------------------------
                             Milton J. Petrie
                              President



                         /s/ DOROTHY FINK STERN
                         --------------------------------
                             Dorothy Fink Stern
                              Secretary

                             CERTIFICATE OF CHANGE

                                       OF

                           PETRIE STORES CORPORATION

              Under Section 805-A of the Business Corporation Law


          The undersigned, the President and the Secretary of Petrie Stores Corporation, hereby certify that:

          1. The name of the corporation is PETRIE STORES CORPORATION. The name under which it was formed was Robin Redbreast Hosiery Company, Inc.

          2. The Certificate of Incorporation of the corporation was filed by the Department of State on August 26, 1932.

          3. Article 5 of the Certificate of Incorporation of the corporation, is hereby changed to read as follows:

               "5. The Secretary of State of New York is designated as the agent of the Corporation upon whom process against it may be served. The Secretary of State shall mail a copy of any process against the Corporation which may be served upon him to the Corporation c/o David Berdon & Company, 415 Madison Avenue, New York, New York 10017."

          4. This change of the Certificate of Incorporation was authorized by the vote of a majority of directors present at a meeting of the board of directors at which a quorum was present.

          We affirm under the penalty of perjury that the statements in this certificate are true.

Dated:  March 26, 1973


                         /s/ HILDA KIRSCHBAUM GERSTEIN
                         --------------------------------
                             Hilda Kirschbaum Gerstein
                              President



                         /s/ ROBERT MANDEL
                         --------------------------------
                             Robert Mandel
                              Secretary

                            CERTIFICATE OF AMENDMENT

                                     OF THE

                          CERTIFICATE OF INCORPORATION

                           PETRIE STORES CORPORATION

               Under Section 805 of the Business Corporation Law

                             _____________________

          The undersigned, the President and the Secretary of Petrie Stores Corporation, hereby certify that:

          1. The name of the corporation is PETRIE STORES CORPORATION. The name under which it was formed was Robin Redbreast Hosiery Company, Inc.

          2. The Certificate of Incorporation of the Corporation was filed by the Department of State of New York on August 26, 1932.

          3. Article 3 of the Certificate of Incorporation of the Corporation, relating to the number of authorized shares, is hereby amended to read as follows:

               3. The aggregate number of shares which may be issued by the Corporation is 20,000,000 shares of Common Stock of the par value of $1.00 per share.

          4. The amendment of the Certificate of Incorporation was authorized by vote of the holders of a majority of all outstanding shares entitled to vote thereon, at a special meeting of shareholders of the corporation duly called and held on November 3, 1977.

          We affirm under the penalty of perjury that the statements in this certificate are true.

Dated:  November 3, 1977


                         /s/ HILDA KIRSCHBAUM GERSTEIN
                         --------------------------------
                             Hilda Kirschbaum Gerstein
                              President



                         /s/ ROBERT MANDEL
                         --------------------------------
                             Robert Mandel
                              Secretary

                             CERTIFICATE OF CHANGE

                                       OF

                           PETRIE STORES CORPORATION

              Under Section 805-A of The Business Corporation Law


          The undersigned, the President and Assistant Secretary of PETRIE STORES CORPORATION hereby certify that:

          1. The name of the corporation is PETRIE STORES CORPORATION. The name under which it was formed was ROBIN REDBREAST HOSIERY COMPANY, INC.

          2. The Certificate of Incorporation of the corporation was filed by the Department of State on 8/26/32.

          3. Article 5 of the Certificate of Incorporation is hereby changed to read as follows:

               "5. The Secretary of State of New York is designated as the agent of the Corporation upon whom process against it may be served. The Secretary of State shall mail a copy of any process against the Corporation which may be served upon him to the Corporation, c/o Mr. Goodman Burstein, 70 Hunter Lane, Westbury, NY 11950."

          4. Article 6 of the Certificate of Incorporation is hereby changed to read as follows:

               "6. That the Secretary of State is designated as agent of the Corporation upon whom process in any action or proceeding against it may be served, and that Goodman Burstein be designated as the registered agent of the corporation upon whom any process, notice or demand required or permitted by statute to be served upon the corpo-ration may be served. The registered agent's address is 70 Hunter Lane, Westbury, New York 11950."

          5. This change of the Certificate of Incorporation was authorized by the vote of a majority of directors present at a meeting of the Board of Directors at which a quorum was present.

          We affirm under the penalty of perjury that the statements in this certificate are true.

Dated:  March 1, 1981


                         /s/ ROBERT MANDEL
                         --------------------------------
                              Robert Mandel
                               President


                         /s/ PHILIP HARRISON
                         --------------------------------
                             Philip Harrison
                              Assistant Secretary

                            CERTIFICATE OF AMENDMENT

                                     OF THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                           PETRIE STORES CORPORATION

               Under Section 805 of the Business Corporation Law

                             _____________________

          The undersigned, President and Secretary of Petrie Stores Corporation, hereby certify that:

          1. The name of the corporation is PETRIE STORES CORPORATION. The name under which it was formed was Robin Redbreast Hosiery Company, Inc.

          2. The Certificate of Incorporation of the corporation was filed by the Department of State of New York on August 26, 1932.

          3. Article 3 of the Certificate of Incorporation of the Corporation, relating to the number of authorized shares, is hereby amended to read as follows:

               3. The aggregate number of shares which may be issued by the Corporation is 40,000,000 shares of Common Stock of the par value of $1.00 per share.

          4. The amendment of the Certificate of Incorporation was authorized by vote of the holders of a majority of all outstanding shares entitled to vote thereon, at a special meeting of shareholders of the corporation duly called and held on October 8, 1981.

          We affirm under the penalty of perjury that the statements in this certificate are true.

Dated:  October 8, 1981


                         /s/ HILDA KIRSCHBAUM GERSTEIN
                         --------------------------------
                             Hilda Kirschbaum Gerstein
                              President



                         /s/ ROBERT MANDEL
                         --------------------------------
                             Robert Mandel
                              Secretary

                             CERTIFICATE OF CHANGE

                                       OF

                           PETRIE STORES CORPORATION

              Under Section 805-A of The Business Corporation Law

                              ___________________

          The undersigned, the Sr. Vice President and Assistant Secretary of PETRIE STORES CORPORATION hereby certify that:

          1. The name of the corporation is PETRIE STORES CORPORATION. The name under which it was formed was ROBIN REDBREAST HOSIERY COMPANY, INC.

          2. The Certificate of Incorporation of the corporation was filed by the Department of State on 8/26/32.

          3. Article 5 of the Certificate of Incorporation is hereby changed to read as follows:

               "5. The Secretary of State of New York is designated as the agent of the Corporation upon whom process against it may be served. The Secretary of State shall mail a copy of any process against the corporation which may be served upon him to the Corporation, c/o Jamie Crune, 504 Fries Road, Tonawanda, NY 14150."

          4. This change of the Certificate of Incorporation was authorized by the vote of a majority of directors present at a meeting of the Board of Directors at which a quorum was present.

          We affirm under the penalty of perjury that the statements in this certificate are true.

Dated:  10/17/84


                         /s/ PETER A. LEFT
                         --------------------------------
                             Peter A. Left
                              Sr. Vice President


                         /s/ JANET M. JOYCE
                         --------------------------------
                             Janet M. Joyce
                              Assistant Secretary

                            CERTIFICATE OF AMENDMENT

                                     OF THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                           PETRIE STORES CORPORATION

               Under Section 805 of the Business Corporation Law

                              ___________________


          WE, THE UNDERSIGNED, MILTON PETRIE and PETER A. LEFT, being respectively the President and Secretary of PETRIE STORES CORPORATION, hereby certify:

          1. The name of the Corporation is PETRIE STORES CORPORATION. The name under which the corporation was formed is ROBIN REDBREAST HOSIERY COMPANY, INC.

          2. The Certificate of Incorporation of said corporation was filed by the Department of State on the 26th day of August, 1932.

          3. (a) The Certificate of Incorporation is amended to increase the authorized capital stock of the corporation.

               (b) To effect the foregoing, Article "THIRD" relating to the authorized capital is amended to read as follows:

               "3. The aggregate number of shares which may be issued by the Corporation is 80,000,000 shares of Common Stock of the par value of $1.00 per share."

          4. The amendment was authorized by the Board of Directors of the Corporation on December 5, 1985 and then by vote of the holders of a majority of all outstanding shares entitled to vote thereon at a special meeting of stockholders held January 24, 1986.

          IN WITNESS WHEREOF, we have signed this certificate on the 28th day of January, 1986 and we affirm the statements contained therein as true under penalties of perjury.


                         /s/ MILTON PETRIE
                         --------------------------------
                             Milton Petrie
                              President


                         /s/ PETER A. LEFT
                         --------------------------------
                             Peter A. Left
                              Secretary










                                       2